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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 17th, 2006

                                 Rocketinfo Inc.
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               (Exact name of registrant as specified in charter)



Delaware                                                     98-0196717
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(State of other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification Number)


                           207 - 2675 S. Jones Blvd.,
                               Las Vegas, NV 89146
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               (Address of Principal Executive Office) (Zip Code)

                                  877-511-4636
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                 (Registrant's Executive Office Telephone Number



Section 8 - Other Events

Item 8.01 Other Events

As a result of the operation of the purchase price guarantee clause in the Company's private placement agreements as follows, "the number of shares to be

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issued to each  investor  pursuant  to the  agreement  shall be  doubled  if the
Company's share price declines below one half (1/2) of the subscription price and shall be tripled if the Company's share price declines below one third (1/3) of the subscription price or $0.25," the Company has issued the following number of shares to the following placees.

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Les Bjola                                               100,000
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ALOYD Fitness Equipment LTD                              50,000
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Nino Barbon                                             100,000
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Walter Schibli                                           75,000
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Dr. Kris Gustavson                                       25,000
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MD Charlton                                              25,000
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608759 BC Ltd.                                          125,000
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Kory Gronnestad                                          25,000
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Terry Yacyshen                                           20,000
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Krystine Walton                                           5,000
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Mark Cardinal                                            20,000
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Lloyd Richards                                           25,000
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David Cormier                                            25,000
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Dean R. Piller                                           25,000
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Larry Elmer                                              10,000
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Patrick Bion                                             25,000
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William Watson                                           25,000
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FiveSeas Securities Ltd.                              2,286,668
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Petroleum Management Services Ltd.                      822,000
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Sierra Venture Capital Corporation Ltd.               2,600,000
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Rush Family Trust                                       200,000
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SUHRCO Management Inc.                                  100,000
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Player Enterprises Ltd.                                 200,000
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1576162 Ontario Inc.                                    150,000
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Stephen P. Shoemaker                                     50,000
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Stratton SA                                              48,000
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Gustavo Maz                                             133,332
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Alec Rossa                                              200,000
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Cadaques Sa                                           3,200,000
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Jimmy Lee                                               100,000
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Total New Issuance                                   10,795,000
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Total Shares Outstanding after Issuance              41,207,041
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Rocketinfo Inc.

                                                    By /s/ Gary Campbell
                                                    ---------------------------

                                                    Gary Campbell, CEO/President


Date: February 21, 2006